Exhibit 10.43
1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202-1132
Phone: (303) 575-6506
Fax: (303) 595-9385
Email: bkirchhoff@royalgold.com
www.royalgold.com
VIA FACSIMILE TRANSMISSION
(011) 880 0486
30 June 2008
Mr. Mike Scott
President
MinEx Projects (Proprietary) Limited
Dunkeld Court
16 North Road
Dunkeld West
Johannesburg
2196
Republic of South Africa

Re:	Extension of Letter of Intent: Royal Gold, Inc. (“Royal Gold”) and MinEx Projects (Proprietary) Limited (“MinEx”)
Dear Mr. Scott:
1.	On 3 April 2008 Royal Gold and MinEx entered into a letter of intent (“the Letter of Intent”) in terms of which Royal Gold offered to purchase all of MinEx’s right, title and interest in and to the following two royalty interests at Lonmin Platinum Limited’s (“Lonmin”) Limpopo Mine (collectively, the “Royalties”):
1.1	the 0.704% gross receipts royalty on the Messina lease area; and

1.2	the 1.5% gross receipts royalty on the Dwaalkop lease area.
2.	In terms of Section X (ACCEPTANCE OF THE OFFER) of the Letter of Intent, the Letter of Intent, including without limitation MinEx’s non-solicitation obligations set forth in Section VIII (NON-SOLICITATION), shall expire on 30 June 2008 unless, inter alia, MinEx and Royal Gold agree in writing to extend the duration of the Letter of Intent.

Mr. Mike Scott
30 June 2008

3.	Royal Gold and MinEx now wish to amend the Letter of Intent by extending the expiry date of the Letter of Intent to 15 August 2008.

4.	Save for the extension specifically contained in this letter, the provisions of the Letter of Intent shall remain unamended and of full force and effect.

5.	This letter may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this letter by signing any such counterpart.

6.	Please confirm your agreement with the contents hereof by countersigning this letter in the space provided below.
Sincerely,
ROYAL GOLD, INC.

Bruce C. Kirchhoff Vice President and General Counsel
AGREED AND ACCEPTED ON BEHALF OF MINEX PROJECTS (PROPRIETARY) LIMITED, BY THE FOLLOWING AUTHORIZED INDIVIDUAL

/s/ Mike Scott

By:	Mike Scott
Title:	President
Entity:	MinEx Projects
Date:	30 June 2008

cc:	S. Gumede, Webber Wentzel
B. Heissenbuttel, Royal Gold, Inc. T. Thompson, Royal Gold, Inc.